DEAN WITTER NEW YORK TAX-FREE INCOME FUND  TWO WORLD TRADE CENTER, NEW YORK, NEW
                                           YORK 10048
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1996

DEAR SHAREHOLDER:
We are pleased to present the annual report on the operations of Dean Witter New York Tax-Free Income Fund for the year ended December 31, 1996.
After accelerating in the first half of 1996, domestic economic growth moderated during the summer. Inflation remained under control despite full employment and stronger growth in the fourth quarter. The need for a tightening move by the Federal Reserve Board abated. Market confidence improved under these conditions and fixed-income yields moved lower in the second half of the year.
MUNICIPAL MARKET CONDITIONS
Long insured revenue bond yields rose from 5.40 percent in February to reach
6.15 percent in April and again in mid-June. Subsequently, demand for municipal bonds improved and followed the trend of U.S. Treasury securities to lower rates. By the end of December, insured bond yields stood at 5.60 percent. The yield pickup for extending maturities from 1 to 30 years was 210 basis points at year end.
The ratio of insured revenue bond yields to 30-year U.S. Treasury yields, fell from 92 to 84 percent during the year. A declining ratio means that municipal bond prices outperformed U.S. Treasury prices. The ratio's average range for the past three years has been as low (rich) as 81 and as high (cheap) as 92 percent. The relative improvement in municipals occurred when flat-tax proposals failed to gain public support.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 Dec-86      10000      10000      10000
                9811      10151       9771
Dec-88         10881      11182      10871
               11898      12389      11884
Dec-90         12375      13292      12487
               13976      14906      14181
Dec-92         15192      16220      15570
               16973      18212      17539
Dec-94         15659      17271      16240
               18257      20286      19036
Dec-96         18771      21185      19579

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS.
(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable contingent deferred sales charge (CDSC) (1 year--5%, 5 years--2%, 10 years-- -0%). See the Fund's current prospectus for complete details on fees and sales charges.
(3) Closing value assuming a complete redemption on December 31, 1996.
(4) The Lehman Brothers Municipal Bond Index tracks the performance of municipal bonds with maturities of 2 years or more and a minimum credit rating of Baa or BBB, as measured by Moody's Investors Service, Inc. or Standard & Poor's Corp. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(5) The Lipper New York Municipal Debt Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper New York Municipal Debt Funds objective. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.

DEAN WITTER NEW YORK TAX-FREE INCOME FUND
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1996, CONTINUED

The municipal market achieved a balance between new-issue supply and maturing securities in 1996. New-issue volume increased by 14 percent to $183 billion. Maturities and redemptions of older issues essentially matched underwriting volume. New York remained the second largest state source of new issue volume. Underwriting in the state totaled $22 billion for the year and represented 12 percent of national volume.

PERFORMANCE

Dean Witter New York Tax-Free Income Fund's total return for the fiscal year ended December 31, 1996 was 2.82 percent. The Fund's net asset value declined from $11.96 to $11.71 per share. Tax-free dividends of $0.53 per share and taxable long-term capital gains distributions of $0.04 per share were paid during the period. Dividends from tax-exempt income gave the Fund a positive total return. The trailing 30-day SEC yield and distribution yield on December 31, 1996 were 4.15 percent and 4.43 percent, respectively.

Since its inception on April 25, 1985, the Fund has provided shareholders with an average annual total return of 7.98 percent. The accompanying chart illustrates the performance of a $10,000 investment in the Fund for the 10 years ended December 31, 1996, versus the performance of a similar hypothetical investment in the issues comprising the Lehman Brothers Municipal Bond Index, as well as the performance of the Lipper Analytical Services, Inc. New York Municipal Debt Funds Index.

PORTFOLIO STRUCTURE

The Fund's net assets of $192 million were diversified among 12 long-term sectors and 31 credits. The Fund's cash and short-term investment position was increased to a range of 5 to 10 percent during 1996 in response to market volatility. Portfolio sales shifted to more market-sensitive issues. The sales of discount and current-coupon issues exceeded sales of defensive, higher-coupon bonds with shorter calls. New purchases focused on securities with 15- to 25-year maturities rather than the 20- to 30-year range. Modest discount or premium bonds with shorter durations were favored.

DEAN WITTER NEW YORK TAX-FREE INCOME FUND
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1996, CONTINUED

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             FIVE LARGEST SECTORS as of December 31, 1996
(% of Net Assets)
Water & Sewer                                                                  8%
All Others                                                                    46%
IDR/PCR*                                                                      15%
General Obligation                                                            13%
Education                                                                      9%
Mortgage                                                                       9%
*Industrial Development/Pollution Control Revenue
Portfolio structure is subject to change.
CREDIT RATINGS as of December 31, 1996
(% of Total Long-Term Portfolio)
Aaa or AAA                                                                    27%
A or A                                                                        35%
Not Rated*                                                                     3%
Baa or BBB                                                                    26%
Aa or AA                                                                       9%
As measured by Moody's Investors Service, Inc. or Standard & Poor's
Corp.
*Not rated at time of purchase; deemed by investment
manager to be comparable to investment-grade securities.
Portfolio structure is subject to change.

DEAN WITTER NEW YORK TAX-FREE INCOME FUND
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1996, CONTINUED

During the year the average maturity of the long-term portfolio moved from 19 to 16 years. The portfolio's distribution of older, shorter-call issues and newer issues with longer call dates provided an average call protection of 7 years. Bonds with shorter than average call protection had book yields in excess of 7 percent. The book yields of bonds with longer call protection averaged 6 percent. Over 70 percent of long-term holdings were rated single "A" or better.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  Call Structure as of December 31,
                1996
(% of Total Long-Term Portfolio)
Years                                  Percent Callable
1997                                                13%
1998                                                 0%
1999                                                13%
2000                                                 2%
2001                                                 6%
2002                                                 7%
2003                                                 7%
2004                                                15%
2005                                                 4%
2006                                                13%
2007-2012                                           11%
2012+                                                9%

LOOKING AHEAD

With the collapse of flat-tax proposals, municipal bonds have improved relative to U.S. Treasury securities. Tax-free yields are currently near the "rich" end of their average range versus Treasury yields. Under these conditions, the Fund has accumulated an above average cash position and has moved to shorter maturities. If municipals were to cheapen in the future, the Fund would likely draw down some of its cash and extended maturities in seeking opportunities to pick up income.

We appreciate your ongoing support of Dean Witter New York Tax-Free Income Fund and look forward to continuing to serve your investment needs.

Very truly yours,

        [SIGNATURE]
CHARLES A. FIUMEFREDDO
CHAIRMAN OF THE BOARD

DEAN WITTER NEW YORK TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996

 PRINCIPAL
 AMOUNT IN                                                                                               COUPON     MATURITY
 THOUSANDS                                                                                                RATE        DATE
-----------------------------------------------------------------------------------------------------------------------------
             NEW YORK TAX-EXEMPT MUNICIPAL BONDS (92.3%)
             GENERAL OBLIGATION (12.9%)
             Monroe County,
 $   1,000     Public Improvement Refg 1996..........................................................      6.00 %    03/01/13
     1,000     Public Improvement Refg 1996..........................................................      6.00      03/01/15
             New York City,
     3,500     Various Purpose 1973..................................................................      3.50      05/01/01
     2,500     Various Purpose 1973..................................................................      3.50      05/01/03
     4,000     1990 Ser D............................................................................      6.00      08/01/06
             New York State,
     2,500     Ser 1996 A Refg.......................................................................      6.00      07/15/08
     3,000     Ser 1995 B Refg.......................................................................      5.70      08/15/13
     8,800   Puerto Rico, Public Improvement Refg Ser 1987 A.........................................      3.00      07/01/06
-----------
    26,300
-----------
             EDUCATIONAL FACILITIES REVENUE (9.2%)
             New York State Dormitory Authority,
     2,150     City University Ser 1992 U............................................................      6.375     07/01/08
     3,000     City University Ser 1993 A............................................................      5.75      07/01/09
     3,000     State University Ser 1989 B...........................................................      0.00      05/15/05
     5,000     State University Ser 1993 C...........................................................      5.375     05/15/13
     2,000     State University Ser 1993 A...........................................................      5.25      05/15/15
     4,000     University of Rochester Ser 1987......................................................      6.50      07/01/09
-----------
    19,150
-----------
             ELECTRIC REVENUE (5.3%)
     3,000   New York State Power Authority, Ser CC..................................................      5.00      01/01/14
     8,000   Puerto Rico Electric Power Authority, Power Ser O.......................................      5.00      07/01/12
-----------
    11,000
-----------
             HOSPITAL REVENUE (4.8%)
     9,460   New York State Medical Care Facilities Finance Agency, Insured Hospital & Nursing
               Home-FHA Ins Mtge 1993 Ser B..........................................................      5.50      02/15/22
-----------
             INDUSTRIAL DEVELOPMENT/POLLUTION CONTROL REVENUE (14.7%)
             New York City Industrial Development Agency,
     4,500     1990 American Airlines Inc (AMT)......................................................      8.00      07/01/20
     4,000     Japan Airlines Co 1991 (AMT) (FSA)....................................................      6.00      11/01/15
             New York State Energy Research & Development Authority,
     3,000     Brooklyn Union Gas Co 1993 Ser B......................................................      6.368     04/01/20
    11,000     Brooklyn Union Gas Co 1991 Ser A (AMT)................................................      6.952     07/01/26
     4,000     Consolidated Edison Co of New York Inc Ser 1986 A (AMT)...............................      7.50      11/15/21
-----------
    26,500
-----------

 PRINCIPAL
 AMOUNT IN
 THOUSANDS        VALUE
-----------

 $   1,000   $     1,073,040
     1,000         1,071,220

     3,500         3,247,195
     2,500         2,217,375
     4,000         4,042,560

     2,500         2,689,850
     3,000         3,045,150
     8,800         7,322,040
             ---------------
-----------
                  24,708,430
    26,300
             ---------------
-----------

     2,150         2,241,569
     3,000         3,023,970
     3,000         1,843,740
     5,000         4,676,650
     2,000         1,872,260
     4,000         4,117,560
             ---------------
-----------
                  17,775,749
    19,150
             ---------------
-----------

     3,000         2,810,520
     8,000         7,405,360
             ---------------
-----------
                  10,215,880
    11,000
             ---------------
-----------

     9,460
                   9,183,673
             ---------------
-----------

     4,500         4,768,830
     4,000         4,077,720

     3,000         3,150,000
    11,000        12,213,080
     4,000         4,088,440
             ---------------
-----------
                  28,298,070
    26,500
             ---------------
-----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER NEW YORK TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                                                               COUPON     MATURITY
 THOUSANDS                                                                                                RATE        DATE
-----------------------------------------------------------------------------------------------------------------------------
             MORTGAGE REVENUE - MULTI-FAMILY (5.2%)
             New York City Housing Development Corporation,
 $   2,348     East Midtown Proj-FHA Ins Sec 223.....................................................      6.50 %    11/15/18
     2,358     Ruppert Proj-FHA Ins Sec 223..........................................................      6.50      11/15/18
     5,000   New York State Housing Finance Agency, Housing 1996 Ser A Refg (FSA)....................      6.10      11/01/15
-----------
     9,706
-----------
             MORTGAGE REVENUE - SINGLE FAMILY (3.3%)
             New York State Mortgage Agency,
     4,500     Homeowner Ser 27......................................................................      6.90      04/01/15
     1,400     Homeowner Ser MM-1 (AMT)..............................................................      7.95      10/01/21
-----------
     5,900
-----------
             NURSING & HEALTH RELATED FACILITIES REVENUE (4.7%)
     2,500   New York State Medical Care Facilities Finance Authority, Long Term Health Care 1992 Ser
               D (FSA)...............................................................................      6.50      11/01/15
     6,995   New York State Medical Care Facilities Finance Agency, Mental Health Ser F..............      5.25      02/15/19
-----------
     9,495
-----------
             RESOURCE RECOVERY REVENUE (4.3%)
     3,000   Hempstead Industrial Development Agency, 1985 American REF-FUEL Co of Hempstead.........      7.40      12/01/10
     3,000   New York State Environmental Facilities Corporation, Huntington
               1989 Ser A (AMT)......................................................................      7.50      10/01/12
     2,000   Oneida-Herkimer Solid Waste Management Authority, Ser 1992..............................      6.75      04/01/14
-----------
     8,000
-----------
             TRANSPORTATION FACILITIES REVENUE (4.5%)
             New York State Thruway Authority,
     3,500     Ser A.................................................................................      5.75      01/01/12
     2,000     Ser C (FGIC)..........................................................................      6.00      01/01/25
     3,000   Puerto Rico Highway & Transportation Authority, Refg Ser X..............................      5.50      07/01/15
-----------
     8,500
-----------
             WATER & SEWER REVENUE (8.2%)
             New York City Municipal Water Finance Authority,
     2,000     1994 Ser B............................................................................      5.375     06/15/07
     4,000     1990 Ser A............................................................................      6.00      06/15/19
             Suffolk County Industrial Development Agency,
     5,000     Southwest Sewer Ser 1994 (FGIC).......................................................      6.00      02/01/07
     4,000     Southwest Sewer Ser 1994 (FGIC).......................................................      6.00      02/01/08
-----------
    15,000
-----------

 PRINCIPAL
 AMOUNT IN
 THOUSANDS        VALUE
-----------

 $   2,348   $     2,434,992
     2,358         2,408,093
     5,000         5,156,400
             ---------------
-----------
                   9,999,485
     9,706
             ---------------
-----------

     4,500         4,772,655
     1,400         1,488,144
             ---------------
-----------
                   6,260,799
     5,900
             ---------------
-----------

     2,500
                   2,695,950
     6,995         6,285,567
             ---------------
-----------
                   8,981,517
     9,495
             ---------------
-----------

     3,000         3,075,000
     3,000
                   3,172,110
     2,000         2,043,040
             ---------------
-----------
                   8,290,150
     8,000
             ---------------
-----------

     3,500         3,548,230
     2,000         2,071,460
     3,000         2,979,360
             ---------------
-----------
                   8,599,050
     8,500
             ---------------
-----------

     2,000         2,018,200
     4,000         4,016,120

     5,000         5,454,050
     4,000         4,347,680
             ---------------
-----------
                  15,836,050
    15,000
             ---------------
-----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER NEW YORK TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                                                               COUPON     MATURITY
 THOUSANDS                                                                                                RATE        DATE
-----------------------------------------------------------------------------------------------------------------------------
             OTHER REVENUE (8.0%)
 $   5,000   Municipal Assistance Corporation for the City of New York, Ser E........................      6.00 %    07/01/06
     5,000   New York Local Government Assistance Corporation, Ser 1994 A............................      5.50      04/01/17
     5,000   United Nations Development Corporation, 1992 Refg Ser A Sr Lien.........................      6.00      07/01/26
-----------
    15,000
-----------
             REFUNDED (7.2%)
     5,000   New York Local Government Assistance Corporation, Ser 1991 B............................      7.50      04/01/01++
     3,000   New York State Dormitory Authority, Suffolk County Judicial Ser 1986 (ETM)..............      7.375     07/01/16
     4,000   New York State Medical Care Facilities Finance Agency, St Lukes-Roosevelt Hospital
               Center-FHA Ins Mtge 1989 Ser B........................................................      7.40      02/15/00++
-----------
    12,000
-----------
             TOTAL NEW YORK TAX-EXEMPT MUNICIPAL BONDS (IDENTIFIED COST $165,042,190)........................................
   176,011
-----------
             SHORT-TERM NEW YORK TAX-EXEMPT MUNICIPAL OBLIGATIONS (6.2%)
     4,100   New York City, Fiscal 1994 Sub-Ser A-5 (Demand 01/02/97)................................      5.00*     08/01/15
     5,400   New York State Dormitory Authority, Oxford University Press Inc Ser 1993 (Demand
               01/02/97).............................................................................      5.45*     07/01/23
     2,500   New York State Energy Research & Development Authority, New York Electric & Gas Corp Ser
               1994 D (Demand 01/02/97)..............................................................      4.40*     10/01/29
-----------
             TOTAL SHORT-TERM NEW YORK TAX-EXEMPT MUNICIPAL OBLIGATIONS
             (IDENTIFIED COST $12,000,000)...................................................................................
    12,000
-----------

 PRINCIPAL
 AMOUNT IN
 THOUSANDS        VALUE
-----------

 $   5,000   $     5,409,850
     5,000         4,993,500
     5,000         5,039,700
             ---------------
-----------
                  15,443,050
    15,000
             ---------------
-----------

     5,000         5,683,750
     3,000         3,632,670
     4,000
                   4,431,800
             ---------------
-----------
                  13,748,220
    12,000
             ---------------
-----------

   176,011       177,340,123
-----------  ---------------

     4,100         4,100,000
     5,400
                   5,400,000
     2,500
                   2,500,000
             ---------------
-----------

    12,000        12,000,000
-----------  ---------------
 $ 188,011   TOTAL INVESTMENTS (IDENTIFIED COST $177,042,190)(A).........................       98.5%   189,340,123
-----------
-----------
             CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES..............................        1.5      2,851,604
                                                                                               -----   ------------
             NET ASSETS..................................................................      100.0%  $192,191,727
                                                                                               -----   ------------
                                                                                               -----   ------------

---------------------
AMT  Alternative Minimum Tax.
ETM  Escrowed to Maturity.
++   Prerefunded to call date shown.
 *   Current coupon of variable rate security.
(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $12,855,119, and the aggregate gross unrealized depreciation is $557,186, resulting in net unrealized appreciation of $12,297,933.
BOND INSURANCE:
FGIC Financial Guaranty Insurance Company.
FSA  Financial Security Assurance Inc.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER NEW YORK TAX-FREE INCOME FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996

ASSETS:
Investments in securities, at value
  (identified cost $177,042,190)............................  $189,340,123
Cash........................................................       186,629
Receivable for:
    Interest................................................     3,188,286
    Shares of beneficial interest sold......................       227,043
Prepaid expenses and other assets...........................        17,759
                                                              ------------
     TOTAL ASSETS...........................................   192,959,840
                                                              ------------
LIABILITIES:
Payable for:
    Dividends to shareholders...............................       359,088
    Plan of distribution fee................................       126,461
    Investment management fee...............................        92,738
    Shares of beneficial interest repurchased...............        87,189
Accrued expenses and other payables.........................       102,637
                                                              ------------
     TOTAL LIABILITIES......................................       768,113
                                                              ------------
NET ASSETS:
Paid-in-capital.............................................   180,760,263
Net unrealized appreciation.................................    12,297,933
Accumulated undistributed net investment income.............            26
Accumulated net realized loss...............................      (866,495)
                                                              ------------
     NET ASSETS.............................................  $192,191,727
                                                              ------------
                                                              ------------
NET ASSET VALUE PER SHARE,
  16,409,289 SHARES OUTSTANDING (UNLIMITED SHARES AUTHORIZED
  OF $.01 PAR VALUE)........................................
                                                                    $11.71
                                                              ------------
                                                              ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER NEW YORK TAX-FREE INCOME FUND
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1996

NET INVESTMENT INCOME:
INTEREST INCOME.............................................  $12,045,647
                                                              -----------
EXPENSES
Plan of distribution fee....................................    1,518,807
Investment management fee...................................    1,113,792
Transfer agent fees and expenses............................       74,718
Professional fees...........................................       56,931
Shareholder reports and notices.............................       50,583
Trustees' fees and expenses.................................       14,146
Custodian fees..............................................        9,737
Registration fees...........................................        3,560
Other.......................................................       11,523
                                                              -----------
     TOTAL EXPENSES.........................................    2,853,797
     LESS: EXPENSE OFFSET...................................       (9,709)
                                                              -----------
     NET EXPENSES...........................................    2,844,088
                                                              -----------
     NET INVESTMENT INCOME..................................    9,201,559
                                                              -----------
NET REALIZED AND UNREALIZED LOSS:
Net realized loss...........................................     (866,502)
Net change in unrealized appreciation.......................   (3,130,905)
                                                              -----------
     NET LOSS...............................................   (3,997,407)
                                                              -----------
NET INCREASE................................................  $ 5,204,152
                                                              -----------
                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER NEW YORK TAX-FREE INCOME FUND
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                                FOR THE YEAR        FOR THE YEAR
                                                                    ENDED               ENDED
                                                              DECEMBER 31, 1996   DECEMBER 31, 1995
---------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income.......................................    $  9,201,559        $ 10,093,730
Net realized gain (loss)....................................        (866,502)          2,568,550
Net change in unrealized appreciation/depreciation..........      (3,130,905)         20,081,778
                                                              -----------------   -----------------
     NET INCREASE...........................................       5,204,152          32,744,058
                                                              -----------------   -----------------
DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income.......................................      (9,254,430)        (10,054,862)
Net realized gain...........................................        (656,506)         (1,424,236)
                                                              -----------------   -----------------
     TOTAL..................................................      (9,910,936)        (11,479,098)
                                                              -----------------   -----------------
Net decrease from transactions in shares of beneficial
  interest..................................................     (19,719,531)        (11,693,907)
                                                              -----------------   -----------------
     NET INCREASE (DECREASE)................................     (24,426,315)          9,571,053
NET ASSETS:
Beginning of period.........................................     216,618,042         207,046,989
                                                              -----------------   -----------------
     END OF PERIOD
    (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $26
    AND $52,897, RESPECTIVELY)..............................    $192,191,727        $216,618,042
                                                              -----------------   -----------------
                                                              -----------------   -----------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER NEW YORK TAX-FREE INCOME FUND
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1996

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter New York Tax-Free Income Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to provide a high level of current income which is exempt from federal, New York State and New York City income tax, consistent with the preservation of capital. The Fund was organized as a Massachusetts business trust on January 17, 1985 and commenced operations on April 25, 1985.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued for the Fund by an outside independent pricing service approved by the Trustees. The pricing service has informed the Fund that in valuing the Fund's portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The Fund's portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Fund amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

DEAN WITTER NEW YORK TAX-FREE INCOME FUND
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1996, CONTINUED

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with Dean Witter InterCapital Inc. (the "Investment Manager"), the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the Fund's net assets determined as of the close of each business day: 0.55% to the portion of daily net assets not exceeding $500 million and 0.525% to the portion of daily net assets exceeding $500 million.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act pursuant to which the Fund pays the Distributor compensation, accrued daily and payable monthly, at an annual rate of 0.75% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the Fund's inception (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been

DEAN WITTER NEW YORK TAX-FREE INCOME FUND
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1996, CONTINUED

imposed or upon which such charge has been waived; or (b) the Fund's average daily net assets. Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by it and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to, and expenses of, account executives of Dean Witter Reynolds Inc., an affiliate of the Investment Manager and Distributor, and other employees and selected broker-dealers, who engage in or support distribution of the Fund's shares or who service shareholder accounts, including overhead and telephone expenses, printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may be compensated under the Plan for its opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses by the Distributor.

Provided that the Plan continues in effect, any cumulative expenses incurred but not yet recovered may be recovered through future distribution fees from the Fund and contingent deferred sales charges from the Fund's shareholders.

Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $2,741,726 at December 31, 1996.

The Distributor has informed the Fund that for the year ended December 31, 1996, it received approximately $224,082 in contingent deferred sales charges from certain redemptions of the Fund's shares.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended December 31, 1996 aggregated $31,110,448 and $60,183,584, respectively.

Dean Witter Trust Company, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At December 31, 1996, the Fund had transfer agent fees and expenses payable of approximately $8,000.

DEAN WITTER NEW YORK TAX-FREE INCOME FUND
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1996, CONTINUED

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended December 31, 1996 included in Trustees' fees and expenses in the Statement of Operations amounted to $14,146. At December 31 ,1996, the Fund had an accrued pension liability of $48,715 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                           FOR THE YEAR                  FOR THE YEAR
                                                                              ENDED                         ENDED
                                                                        DECEMBER 31, 1996             DECEMBER 31, 1995
                                                                   ----------------------------   --------------------------
                                                                     SHARES          AMOUNT         SHARES         AMOUNT
                                                                   -----------   --------------   -----------   ------------
Sold.............................................................    1,126,418   $   13,143,567     1,646,704   $ 18,911,488
Reinvestment of dividends and distributions......................      492,455        5,712,064       580,096      6,745,389
                                                                   -----------   --------------   -----------   ------------
                                                                     1,618,873       18,855,631     2,226,800     25,656,877
Repurchased......................................................   (3,323,154)     (38,575,162)   (3,239,090)   (37,350,784)
                                                                   -----------   --------------   -----------   ------------
Net decrease.....................................................   (1,704,281)  $  (19,719,531)   (1,012,290)  $(11,693,907)
                                                                   -----------   --------------   -----------   ------------
                                                                   -----------   --------------   -----------   ------------

6. FEDERAL INCOME TAX STATUS

At December 31, 1996, the Fund had a net capital loss carryover of approximately $820,000, which will be available through December 31, 2004 to offset future capital gains to the extent provided by regulations.

Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $46,000 during fiscal 1996.

As of December 31, 1996, the Fund had temporary book/tax differences primarily attributable to post-October losses.

DEAN WITTER NEW YORK TAX-FREE INCOME FUND
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                          FOR THE YEAR ENDED DECEMBER 31,
                  ----------------------------------------------------------------------------------------------------------------
                     1996       1995       1994        1993       1992       1991        1990       1989       1988        1987
----------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE:

Net asset value,
 beginning of
 period.......... $   11.96   $  10.83   $  12.50   $   11.98   $  11.68   $  11.00   $   11.25   $  10.94   $  10.50   $   11.57
                  ----------  ---------  ---------  ----------  ---------  ---------  ----------  ---------  ---------  ----------

Net investment
 income..........      0.53       0.55       0.57        0.65       0.65       0.68        0.68       0.68       0.68        0.70
Net realized and
 unrealized gain
 (loss)..........     (0.21)      1.20      (1.51)       0.72       0.34       0.70       (0.25)      0.31       0.44       (0.93)
                  ----------  ---------  ---------  ----------  ---------  ---------  ----------  ---------  ---------  ----------

Total from
 investment
 operations......      0.32       1.75      (0.94)       1.37       0.99       1.38        0.43       0.99       1.12       (0.23)
                  ----------  ---------  ---------  ----------  ---------  ---------  ----------  ---------  ---------  ----------

Less dividends
 and
 distributions
 from:
   Net investment
   income........     (0.53)     (0.54)     (0.57)      (0.65)     (0.65)     (0.68)      (0.68)     (0.68)     (0.67)      (0.70)
   Net realized
   gain..........     (0.04)     (0.08)     (0.16)      (0.20)     (0.04)     (0.02)     --          --         (0.01)      (0.14)
                  ----------  ---------  ---------  ----------  ---------  ---------  ----------  ---------  ---------  ----------

Total dividends
 and
 distributions...     (0.57)     (0.62)     (0.73)      (0.85)     (0.69)     (0.70)      (0.68)     (0.68)     (0.68)      (0.84)
                  ----------  ---------  ---------  ----------  ---------  ---------  ----------  ---------  ---------  ----------

Net asset value,
 end of period... $   11.71   $  11.96   $  10.83   $   12.50   $  11.98   $  11.68   $   11.00   $  11.25   $  10.94   $   10.50
                  ----------  ---------  ---------  ----------  ---------  ---------  ----------  ---------  ---------  ----------
                  ----------  ---------  ---------  ----------  ---------  ---------  ----------  ---------  ---------  ----------

TOTAL INVESTMENT
RETURN+                2.82%     16.59%     (7.74)%     11.72%      8.70%     12.94%       4.01%      9.34%     10.91%      (1.89)%

RATIOS TO AVERAGE
 NET ASSETS:
Expenses.........      1.40%(1)     1.42%(1)     1.40%      1.27%     1.40%     1.32%      1.37%      1.37%      1.41%       1.40%

Net investment
 income..........      4.54%      4.70%      4.96%       5.20%      5.48%      6.00%       6.13%      6.09%      6.28%       6.44%

SUPPLEMENTAL
DATA:
Net assets, end
 of period, in
 millions........       $192       $217       $207        $246       $209       $182        $158       $147       $129        $113

Portfolio
 turnover rate...        16%        17%        10%         25%        16%        17%         23%         4%        18%         40%

---------------------
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  The above ratios do not reflect the effect of expense offsets of 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER NEW YORK TAX-FREE INCOME FUND
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER NEW YORK TAX-FREE INCOME FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dean Witter New York Tax-Free Income Fund (the "Fund") at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the ten years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statements presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
FEBRUARY 10, 1997

                      1996 FEDERAL TAX NOTICE (UNAUDITED)

       During the year ended December 31, 1996, the Fund paid to the shareholders $0.53 per share from net investment income. All of the Fund's dividends from net investment income were exempt interest dividends, excludable from gross income for Federal income tax purposes. For the year ended December 31, 1996, the Fund paid to shareholders $0.04 per share from long-term capital gains.

DEAN WITTER NEW YORK TAX-FREE INCOME FUND
                                GROWTH OF $10,000
     DATE                   TOTAL          LEHMAN IX           LIPPER IX
December 31, 1986          $10,000          $10,000             $10,000
December 31, 1987          $ 9,811          $10,151             $ 9,771
December 31, 1988          $10,881          $11,182             $10,871
December 31, 1989          $11,898          $12,389             $11,884
December 31, 1990          $12,375          $13,292             $12,487
December 31, 1991          $13,976          $14,906             $14,181
December 31, 1992          $15,192          $16,220             $15,570
December 31, 1993          $16,973          $18,212             $17,539
December 31, 1994          $15,659          $17,271             $16,240
December 31, 1995          $18,257          $20,286             $19,036
December 31, 1996          $18,771(3)        21,185             $19,579

                          AVERAGE ANNUAL TOTAL RETURNS

                    1 YEAR     5 YEARS    10 YEARS
                    2.82(1)     6.08(1)    6.50(1)
                   -2.08(2)     5.76(2)    6.50(2)


           _______ Fund  _______ Lehman IX (4)  _______ Lipper IX (5)

Past performance is not predictive of future returns.
_____________________________________
(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable contingent deferred sales charge (CDSC) (1 year-5%, 5 years-2%, 10 years-0). See the Fund's current prospectus for complete details on fees and sales charges.

(3)  Closing value, assuming a complete redemption on December 31, 1996.

(4) The Lehman Brothers Municipal Bond Index tracks the performance of municipal bonds with maturities of 2 years or more and a minimum credit rating of Baa or BBB, as measured by Moody's Investors Service, Inc. or Standard & Poor's Corp. The Index does not include any expenses, fees, or charges. The Index is unmanaged and should not be considered an investment.

(5) The Lipper New York Muni Debt Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper New York Municipal Debt Funds objective. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this index.

DEAN WITTER NEW YORK TAX-FREE INCOME FUND

   (The following charts below represent information which appears in graph form in the printed report)

   A pie chart reflecting the credit quality of the portfolio as rated by Moody's or Standard & Poors Credit Ratings as of December 31, 1996.


                FIVE LARGEST SECTORS                PERCENT
                --------------------                -------
                All others                            46%
                IDR/PCR*                              15%
                General Obligation                    13%
                Education                              9%
                Mortgage                               9%
                Water & Sewer                          8%


                CREDIT RATING                       PERCENT
                -------------                       -------
                Aaa or AAA                            27%
                Aa or AA                               9%
                A or A                                35%
                Baa or BBB                            26%
                Not rated                              3%


   A bar graph reflecting the Call Structure as of December 31, 1996, of the total Long-Term Portfolio:

                YEAR                  % OF TOTAL LONG TERM PORTFOLIO
                ----                  ------------------------------
                1997                                 13%
                1998                                  0%
                1999                                 13%
                2000                                  2%
                2001                                  6%
                2002                                  7%
                2003                                  7%
                2004                                 15%
                2005                                  4%
                2006                                 13%
                2007-2011                            11%
                2012 +                                9%